EXHIBIT 10
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                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  references  to  our  firm  under  the  caption  "Financial
Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the use of our reports dated May 2, 2003, on the financial statements and financial highlights of the USAA Florida Tax-Free Income Fund and the USAA Florida Tax-Free Money Market Fund, as of and for the year ended March 31, 2003 in the Post-Effective Amendment Number 12 to the Registration Statement (Form N-1A No. 33-65572).


                                           ERNST & YOUNG LLP


San Antonio, Texas
July 28, 2003